UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2008

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in charter)

OREGON	0-13442	93-0786033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8005 S.W. BOECKMAN ROAD WILSONVILLE, OR		97070-7777
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 685-7000

NO CHANGE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2008, Maria M. Pope informed the Company that she has resigned from her position as the Company’s Vice President, Chief Financial Officer, to join Portland General Electric. On December 24, 2008, Gregory K. Hinckley, the Company’s President, was named to serve as acting Chief Financial Officer (which includes the role of acting principal accounting officer) until a search for Ms. Pope’s successor is completed. Mr. Hinckley has served as our President and a director since 2000. Mr. Hinckley served as our Executive Vice President, Chief Operating Officer and Chief Financial Officer from 1997 to 2000. Mr. Hinckley is a director of ArcSoft, Inc., a provider of multimedia software and firmware, and Intermec Inc., a provider of integrated systems solutions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR GRAPHICS CORPORATION (Registrant)

Date: December 29, 2008	By:	/s/ Dean M. Freed
Dean M. Freed
Vice President and General Counsel

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